Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
Note 16 - Subsequent Events

A.	Share based compensation grants

Subsequent to the balance sheet date, during the first quarter of 2022, the Company granted an additional 3,725,643 RSU’s to employees and consultants with an estimated unrecognized compensation expense amounted to $7,674 thousand, which is expected to be recognized over a weighted-average period of 2.5 years.

B.	The Floow Acquisition

On February 26, 2022, the Company has entered into an agreement to acquire The Floow, a privately held company headquartered in Sheffield, United Kingdom, which is a SaaS provider of connected insurance technology for carriers globally, in a cash and share deal of up to $69 million. The acquisition is subject to approval by U.K. regulators and is expected to close within the second quarter of 2022.